UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2022

Viad Corp

(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 East 1st Avenue Scottsdale, Arizona		85251-4304
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 207-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.50 Par Value	VVI	New York Stock Exchange
Preferred Stock Purchase Rights	__	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933

(§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 4, 2022, Mr. Sung-Chul Patrick T. LaValley was appointed to the Board of Directors (“Board”) of Viad Corp (the “Company”). Mr. LaValley was appointed by Crestview Partners IV GP, L.P. and affiliated entities (the “Crestview Parties”) pursuant to the terms of the Stockholders Agreement between the Company and the Crestview Parties, and the Certificate of Designations governing the Company’s shares of 5.5% Series A Convertible Preferred Stock held by the Crestview Parties. Mr. LaValley will replace Mr. Kevin M. Rabbitt on the Board, also effective April 4, 2022. Mr. LaValley will serve as a Preferred Director effective immediately, and will be appointed for a term ending at the 2023 annual meeting of stockholders, or until his earlier resignation, retirement, disqualification, death, or removal.

Mr. LaValley is entitled to compensation for service on our Board in accordance with our director compensation policy, which is described in the Company’s proxy statement filed with the Securities and Exchange Commission on March 29, 2021. While Mr. LaValley will receive the Board retainer and fees described therein, he has elected to waive the customary grant of equity for the Company’s Directors for 2022.

With respect to Item 404(a) of Regulation S-K, there are no relationships or related transactions between Mr. LaValley and the Company that would be required to be reported.

Item 7.01 Regulation FD Disclosure

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viad Corp
(Registrant)

Date: April 5, 2022	By	/s/ Derek P. Linde
	Name:	Derek P. Linde
	Title:	Chief Operating Officer, General Counsel & Corporate Secretary